PENDING BANK ACQUISITION	9 Months Ended
Sep. 30, 2014
BANK ACQUISITION [Abstract]
PENDING BANK ACQUISITION
NOTE 12 – PENDING BANK ACQUISITION

On September 9, 2014, the Company and Commonwealth Bank, FSB (“Commonwealth”) issued a joint press release announcing that they have entered into a definitive agreement for the Company to acquire Commonwealth in a conversion merger transaction. Under the terms of the definitive agreement, which has been approved by the Boards of Directors of both institutions, Commonwealth will convert from a federally-chartered mutual savings association to a federally-chartered stock savings association and issue all of its outstanding shares of common stock to the Company.

In connection with the acquisition and in accordance with a related Plan of Conversion Merger (the “Plan”), the Company will offer newly issued shares of its common stock in a subscription offering, on a priority basis, first to eligible depositors of Commonwealth as of the close of business on July 31, 2013, and then to other eligible members of Commonwealth. If any shares remain unsold in the subscription offering, the Company will offer those shares in a community offering and, if necessary, in a syndicated community offering. The amount of stock that the Company will issue and sell will be based on an independent appraisal of Commonwealth. Following the completion of the stock offering, Commonwealth will merge with and into Town Square Bank, with Town Square Bank as the surviving institution. The transaction is expected to close in the second quarter of 2015, subject to regulatory approval, the approval of Commonwealth’s members and the satisfaction of other customary closing conditions